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                                                                    EXHIBIT 23.1



                      [Letterhead of Deloitte & Touche LLP]




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Conso Products Company on Form S-8 of our report dated August 14, 1996, appearing in the Annual Report on Form 10-K of Conso Products Company for the year ended June 29, 1996.


/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Greenville, South Carolina
January 27, 1997